Goldman Sachs Funds REAL ESTATE SECURITIES FUND Semiannual Report June 30, 2002 Long-term growth of capital and dividend income through a diversified portfolio of REITs.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND Market Overview Dear Shareholder:
During the six-month period under review, the equity market generated overall poor results. While there were pockets of opportunity they were few and far between.
An Economic Rebound
As the reporting period began, we were at the tail end of the first global recession in a decade. While it was initially assumed that the recession was triggered by the September 11 terrorist attacks, economic data pointed to the contraction beginning in March of 2001. However, as the period progressed there was mounting evidence that a global economic recovery was taking place. The U.S. gross domestic product (GDP) rose an estimated 5.6% during the first quarter of 2002, following a 1.7% increase in the fourth quarter of 2001.
Equities Post Poor Results Despite positive economic news, the global equity markets performed poorly during the reporting period. Weak corporate profits, threats of terrorism, and unrest in the Middle East all took their toll on investor sentiment. In addition, a dark cloud hung over the market as accounting irregularities took center stage following the bankruptcies at Enron and Global Crossing. Throughout the period investors waited for the other shoe to drop, which occurred late in the period as WorldCom and Xerox admitted they had previously misstated profits.
All told, investors chose to believe that the prospects for the stock market were “half empty” rather than “half full.” This was evident in the United States, as the S&P 500 Index fell 13.16% during the six-month reporting period. The news was even worse in the technology-laden Nasdaq Composite Index, which dropped 24.98% during the same period. Overall, value stocks outperformed their growth stock counterparts, due largely to the weakness in the technology sector. During the reporting period the Russell 1000 Value Index returned –4.78%, while the Russell 1000 Growth Index declined 20.78%. Two of the market’s few bright spots were real estate and small-cap value stocks, as the Wilshire Real Estate Securities Index and Russell 2000 Value Index gained 13.12% and 7.26%, respectively.
Given the fluctuation we’ve experienced in the markets we would encourage you to maintain your long-term perspective and to work closely with your financial adviser to ensure that your asset allocation strategy reflects your goals. As always, we appreciate your support and look forward to serving your investment needs in the years to come. Sincerely, David W. Blood Head, Goldman Sachs Asset Management NOT FDIC-INSURED July 8, 2002 May Lose Value No Bank Guarantee

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Fund Basics

as of June 30, 2002

Assets Under Management

$279.7 Million

Number of Holdings

46

NASDAQ SYMBOLS

Class A Shares

GREAX

Class B Shares

GREBX

Class C Shares

GRECX

Institutional Shares

GREIX

Service Shares

GRESX

PERFORMANCE REVIEW

January 1, 2002–June 30, 2002	Fund Total Return (based on NAV)[1]	Wilshire Real Estate Securities Index[2]
Class A	13.88%	13.12%
Class B	13.48	13.12
Class C	13.42	13.12
Institutional	14.07	13.12
Service	13.86	13.12

[1] *The net asset value(NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund's performance reflects the reinvestment of dividends and other distributions. The Fund's performance does not reflect the deduction of any applicable sales charges.*

[2] *The Wilshire Real Estate Securities Index is a market capitalization-weighted index comprised of publicly traded real estate investment trusts (REIT) and real estate operating companies. The Index is unmanaged and does not reflect any fees or expenses.*

STANDARDIZED TOTAL RETURNS[3]

For the period ended 6/30/02	Class A	Class B	Class C	Institutional	Service
One Year	6.42%	6.46%	10.89%	12.97%	12.58%
Since Inception (7/27/98)	8.97	9.07	9.80	10.98	10.55

[3] *The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.*

Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP 10 HOLDINGS AS OF 6/30/02[4]

Holding	% of Total Net Assets	Line of Business
Starwood Hotels & Resorts Worldwide, Inc.	6.5%	Hotels
ProLogis Trust	5.5	Industrial
Equity Office Properties Trust	5.0	Office
Boston Properties, Inc.	4.6	Office
Vornado Realty Trust	4.6	Diversified
General Growth Properties, Inc.	4.4	Retail – Mall
Apartment Investment & Management Co.	4.4	Multi-Family
Catellus Development Corp.	4.0	Diversified
Trizec Properties, Inc.	4.0	Office
Kimco Realty Corp.	3.7	Retail – Shopping Center

[4] *The top 10 holdings may not be representative of the Fund's future investments.*

An investment in Real Estate Securities is subject to greater price volatility and the special risks associated with direct ownership of real estate.

1

GOLDMAN SACHS REAL ESTATE SECURITIES FUND Performance Overview
Dear Shareholder,
This report provides an overview on the performance of the Goldman Sachs Real Estate Securities Fund during the six-month reporting period that ended June 30, 2002.
Performance Review During the six-month period that ended June 30, 2002, the Fund’s Class A, B, C, Institutional, and Service Shares generated cumulative total returns of 13.88%, 13.48%, 13.42%, 14.07%, and 13.86%, respectively. These returns compare favorably to the 13.12% cumulative total return of the Fund’s benchmark, the Wilshire Real Estate Securities Index (with dividends reinvested).
REIT Market Review During the reporting period, real estate securities outperformed most other major market equity indices, including the S&P 500 Index, the Nasdaq Composite Index, and the Russell 2000 Index. This marked the tenth consecutive quarter of outperformance. We attribute this to a combination of investors’ search for value, safety and yield, along with solid, although weakening, fundamentals in the real estate space markets.
Portfolio Positioning Stock selection helped produce the majority of the above-noted outperformance versus the Index. The Fund’s focus on higher quality companies that generally offer relatively lower yields has once again begun to produce superior results. As specific examples, we would note that our two favorite, high quality, retail mall stock overweights produced the highest results in the sector, leading to significant outperformance. On the other hand, two companies in the mixed property sector, which the Fund did not own (due to what we perceive as lower quality assets and management) produced the worst results in that sector. Overall, we continue to believe that higher quality, faster-growing, better-capitalized companies will produce superior results in the long run.
The single most meaningful performance attribute emanated from the Fund’s underweight in the apartment sector. This proved beneficial, as the sector generated the lowest returns of all major areas of the real estate market during the reporting period. Premium valuations, combined with weak fundamentals putting downward pressure on earnings, resulted in lower total returns for the sector.
We anticipate continued downward pricing pressure in the apartment sector and remain underweight versus the benchmark. Most other sectors are roughly in line with Index weightings. As such, we expect most Fund outperformance to be generated not by sector allocations, but rather by stock selection, our historic bailiwick.
Portfolio Highlights ProLogis Trust – ProLogis Trust, the Fund’s second largest holding, was up almost 25% in the first half of the year. The company is the dominant industrial space and service provider, both domestically and internationally. Building its franchise has not been inexpensive or quick,

GOLDMAN SACHS REAL ESTATE SECURITIES FUND
but it has set the stage for what we believe will be positive returns going forward. With over 170 million square feet of industrial space and global development expertise, ProLogis Trust is the provider of choice for most users. Given the softness of the U.S. industrial market, the company’s diversification into the much stronger European market should drive earnings for the next 12-18 months, which could lead to outperformance versus its peer group.
General Growth Properties, Inc. and CBL & Associates Properties, Inc. — Both of these companies returned in excess of 30% over the period, positively affecting the Fund’s total return. These companies have among the best management teams and strongest balance sheets in the mall and retail areas. Furthermore, their performance illustrates the importance of yield and stability of long-term leases. Even in the current difficult economic environment, General Growth Properties, Inc. and CBL & Associates Properties, Inc. have not only maintained their earnings, but have grown them.
Catellus Development Corp. — Despite being a large land owner in the hard hit Silicon Valley, Catellus Development Corp.’s diversification by property type and geography have allowed it to generate earnings growth in excess of 14% and a total return of 11% during the period. The company’s existing industrial holdings and long–term leases, combined with the geographic diversification of its land base, have helped it generate consistent mid-teen returns in spite of the volatility of the commercial real estate market.
Portfolio Outlook We expect to see modest deterioration in the real estate markets through the end of 2002 and into the beginning of 2003 as demand continues to be lethargic. However, when the economy does recover and creates new jobs, this new demand should stimulate a reverse in the real estate market. We believe this should result in favorable fundamentals for real estate owners and above-average earnings growth.
At the end of the second quarter of 2002, companies in the portfolio were trading at fair value — roughly equivalent to their net asset values and just slightly below their long-term historic earnings multiples. We are anticipating no multiple expansion for the industry this year. However, we do expect some modest multiple expansion for growth companies relative to more value-oriented, higher yielding companies. This is based on the homogeneity of current multiples, regardless of growth rates. As the recovery becomes more visible and growth is more appropriately valued, we believe that companies with higher growth rates will be afforded higher multiples relative to their peers.
We remain confident and focused on our fundamental premise that good companies with superior management and strategies will outperform over time. As such, we are comfortable with the current positioning of the Fund.
We thank you for your investment and look forward to your continued confidence.
Goldman Sachs Real Estate Securities Investment Team
July 8, 2002

 GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Performance Summary
June 30, 2002 (Unaudited)

The following graph shows the value as of June 30, 2002, of a $10,000 investment made on July 27, 1998 (commencement of operations) in Class A shares (with the maximum sales charge of 5.5%) of the Goldman Sachs Real Estate Securities Fund. For comparative purposes, the performance of the Fund’s benchmark (the Wilshire Real Estate Securities Index) is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A Shares due to differences in fees and loads.

Real Estate Securities Fund’s Lifetime Performance

Growth of a $10,000 Investment, with dividends reinvested, from July 27, 1998 to June 30, 2002.

Average Annual Total Return through June 30, 2002	Since Inception	One Year	Six Months(a)

Class A (Commenced July 27, 1998)
Excluding sales charges	10.54%	12.63%	13.88%
Including sales charges	8.97%	6.42%	7.63%

Class B (Commenced July 27, 1998)
Excluding contingent deferred sales charges	9.76%	11.83%	13.48%
Including contingent deferred sales charges	9.07%	6.46%	8.41%

Class C (Commenced July 27, 1998)
Excluding contingent deferred sales charges	9.80%	11.96%	13.42%
Including contingent deferred sales charges	9.80%	10.89%	12.41%

Institutional Class (Commenced July 27, 1998)	10.98%	12.97%	14.07%

Service Class (Commenced July 27, 1998)	10.55%	12.58%	13.86%

(a)	Not annualized

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Statement of Investments
June 30, 2002 (Unaudited)

Shares	Description	Value

Common Stocks – 97.3%

Diversified – 11.8%
546,000	Catellus Development Corp.*	$11,149,320
79,700	Cousins Properties, Inc.	1,973,372
248,800	Duke-Weeks Realty Corp.	7,202,760
277,000	Vornado Realty Trust	12,797,400

		33,122,852

Hotels – 12.7%
350,100	Equity Inns, Inc.	2,818,305
79,800	Hospitality Properties Trust	2,912,700
362,700	Host Marriott Corp.*	4,098,510
117,500	MeriStar Hospitality Corp.	1,791,875
104,600	Prime Hospitality Corp.*	1,358,754
321,600	RFS Hotel Investors, Inc.	4,354,464
550,700	Starwood Hotels & Resorts Worldwide, Inc.	18,112,523

		35,447,131

Industrial – 8.6%

245,200	Liberty Property Trust	8,582,000

591,700	ProLogis Trust	15,384,200

		23,966,200

Manufactured Housing – 2.4%
118,900	Manufactured Home Communities, Inc.	4,173,390
62,600	Sun Communities, Inc.	2,613,550

		6,786,940

Multi Family – 13.5%
249,600	Apartment Investment & Management Co.	12,280,320
191,197	Archstone-Smith Trust	5,104,960
25,500	AvalonBay Communities, Inc.	1,190,850
80,400	BRE Properties, Inc.	2,501,244
68,000	Camden Property Trust	2,518,040
336,800	Equity Residential Properties Trust	9,683,000
113,900	Home Properties of New York, Inc.	4,321,366

		37,599,780

Office – 22.5%
31,700	Alexandria Real Estate Equities, Inc.	1,564,078
321,600	Boston Properties, Inc.	12,847,920
56,000	Brandywine Realty Trust	1,450,400
405,200	Brookfield Properties Corp.	8,144,520
463,387	Equity Office Properties Trust	13,947,949
148,300	Parkway Properties, Inc.	5,395,154
152,400	Prentiss Properties Trust	4,838,700
104,700	SL Green Realty Corp.	3,732,555
658,260	Trizec Properties, Inc.	11,098,263

		63,019,539

Other – 3.5%
112,200	Entertainment Properties Trust	2,765,730
134,400	iStar Financial, Inc.	3,830,400
201,000	Senior Housing Properties Trust	3,155,700

		9,751,830

Retail – Mall – 11.7%
230,200	CBL & Associates Properties, Inc.	9,323,100
242,000	General Growth Properties, Inc.	12,342,000
133,000	Simon Property Group, Inc.	4,899,720
188,500	The Rouse Co.	6,220,500

		32,785,320

Retail – Outlet – 1.6%
135,400	Chelsea Property Group, Inc.	4,529,130

Retail – Shopping Center – 7.5%
62,700	Developers Diversified Realty Corp.	1,410,750
50,000	Heritage Property Investment Trust	1,335,500
307,000	Kimco Realty Corp.	10,281,430
208,600	Pan Pacific Retail Properties, Inc.	7,129,948
37,900	Ramco-Gershenson Properties Trust	763,685

		20,921,313

Self Storage – 1.5%
114,100	Public Storage, Inc.	4,233,110

TOTAL COMMON STOCKS
(Cost $223,100,027)		$272,163,145

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement – 2.7%

Joint Repurchase Agreement Account II^
$7,700,000	1.96%	07/01/2002	$7,700,000

TOTAL REPURCHASE AGREEMENT
(Cost $7,700,000)			$7,700,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $230,800,027)			$279,863,145

The accompanying notes are an integral part of these financial statements.       5

 GOLDMAN SACHS REAL ESTATE SECURITIES FUND
Statement of Investments (continued)
June 30, 2002 (Unaudited)

Shares	Description	Value

Securities Lending Collateral – 1.8%

5,007,600	Boston Global Investment Trust – Enhanced Portfolio	$5,007,600

TOTAL SECURITIES LENDING COLLATERAL
(Cost $5,007,600)		$5,007,600

TOTAL INVESTMENTS
(Cost $235,807,627)		$284,870,745

*	Non-income producing security.

^	Joint repurchase agreement was entered into on June 28, 2002.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

6      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Statement of Assets and Liabilities
June 30, 2002 (Unaudited)

Assets:

Investment in securities, at value (identified cost $230,800,027)	$279,863,145
Securities lending collateral, at value	5,007,600
Cash	17,976
Receivables:
Fund shares sold	1,474,247
Dividends and interest	1,343,291
Reimbursement from adviser	25,110
Securities lending income	2,115
Other assets	14,657

Total assets	287,748,141

Liabilities:

Payables:
Investment securities purchased	1,981,764
Fund shares repurchased	680,620
Amounts owed to affiliates	306,364
Payable upon return of securities loaned	5,007,600
Accrued expenses and other liabilities	45,705

Total liabilities	8,022,053

Net Assets:

Paid-in capital	227,230,802
Accumulated distributions in excess of net investment income	(25,087)
Accumulated net realized gain from investment transactions	3,457,255
Net unrealized gain on investments	49,063,118

NET ASSETS	$279,726,088

Net asset value, offering and redemption price per share:(a)
Class A	$12.14
Class B	$12.19
Class C	$12.12
Institutional	$12.16
Service	$12.20

Shares outstanding:
Class A	13,320,207
Class B	1,223,692
Class C	713,461
Institutional	7,769,371
Service	182

Total shares outstanding, $.001 par value (unlimited number of shares authorized)	23,026,913

(a)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares is $12.85. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.       7

 GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Statement of Operations
For the Six Months Ended June 30, 2002 (Unaudited)

Investment Income:

Dividends(a)	$6,363,189
Interest (including securities lending income of $3,889)	81,802

Total income	6,444,991

Expenses:

Management fees	1,278,403
Distribution and Service fees(b)	473,905
Transfer Agent fees(c)	180,374
Custodian fees	43,105
Registration fees	26,803
Professional fees	20,678
Trustee fees	4,424
Other	64,026

Total expenses	2,091,718

Less — expense reductions	(347,757)

Net expenses	1,743,961

NET INVESTMENT INCOME	4,701,030

Realized and unrealized gain on investment transactions:

Net realized gain from investment transactions	5,836,071
Net change in unrealized gain on investments	23,008,494

Net realized and unrealized gain on investment transactions	28,844,565

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$33,545,595

(a)	Foreign taxes withheld on dividends were $18,148.
(b)	Class A, Class B and Class C Shares had Distribution and Service fees of $387,680, $51,594, and $34,631, respectively.
(c)	Class A, Class B, Class C, Institutional Class and Service Class Shares had Transfer Agent fees of $147,318, $9,803, $6,580, $16,672 and $1, respectively.

8      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Statements of Changes in Net Assets

	For the Six Months
	Ended June 30, 2002	For the Year Ended
	(Unaudited)	December 31, 2001

From operations:

Net investment income	$4,701,030	$7,654,476
Net realized gain from investment and options transactions	5,836,071	9,010,121
Net change in unrealized gain (loss) on investments and options	23,008,494	(2,448,877)

Net increase in net assets resulting from operations	33,545,595	14,215,720

Distributions to shareholders:

From net investment income
Class A Shares	(2,828,781)	(4,919,306)
Class B Shares	(196,061)	(194,568)
Class C Shares	(115,266)	(123,622)
Institutional Shares	(1,759,082)	(2,827,784)
Service Shares	(37)	(64)
From net realized gain on investment transactions
Class A Shares	—	(5,873,329)
Class B Shares	—	(304,823)
Class C Shares	—	(226,221)
Institutional Shares	—	(3,094,166)
Service Shares	—	(80)

Total distributions to shareholders	(4,899,227)	(17,563,963)

From share transactions:

Proceeds from sales of shares	67,716,717	92,948,092
Reinvestment of dividends and distributions	3,914,259	14,051,351
Cost of shares repurchased	(52,915,456)	(76,723,778)

Net increase in net assets resulting from share transactions	18,715,520	30,275,665

TOTAL INCREASE	47,361,888	26,927,422

Net assets:

Beginning of period	232,364,200	205,436,778

End of period	$279,726,088	$232,364,200

Accumulated undistributed (distributions in excess of) net investment income	$(25,087)	$173,110

The accompanying notes are an integral part of these financial statements.       9

 GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations				Distributions to shareholders

	Net asset						In excess
	value,	Net		Net realized	Total from	From net	of net	From	From tax
	beginning	investment		and unrealized	investment	investment	investment	realized	return of	Total
	of period	income		gain (loss)	operations	income	income	gains	capital	distributions
FOR THE SIX MONTHS ENDED JUNE 30, (Unaudited)

2002 - Class A Shares	$10.85	$0.21	(c)	$1.29	$1.50	$(0.21)	$—	$—	$—	$(0.21)
2002 - Class B Shares	10.90	0.18	(c)	1.29	1.47	(0.18)	—	—	—	(0.18)
2002 - Class C Shares	10.84	0.17	(c)	1.28	1.45	(0.17)	—	—	—	(0.17)
2002 - Institutional Shares	10.87	0.23	(c)	1.29	1.52	(0.23)	—	—	—	(0.23)
2002 - Service Shares	10.90	0.21	(c)	1.30	1.51	(0.21)	—	—	—	(0.21)
FOR THE YEARS ENDED DECEMBER 31,

2001 - Class A Shares	11.00	0.37	(c)	0.34	0.71	(0.39)	—	(0.47)	—	(0.86)
2001 - Class B Shares	11.05	0.30	(c)	0.34	0.64	(0.32)	—	(0.47)	—	(0.79)
2001 - Class C Shares	10.98	0.30	(c)	0.35	0.65	(0.32)	—	(0.47)	—	(0.79)
2001 - Institutional Shares	11.03	0.41	(c)	0.34	0.75	(0.44)	—	(0.47)	—	(0.91)
2001 - Service Shares	11.04	0.37	(c)	0.34	0.71	(0.38)	—	(0.47)	—	(0.85)

2000 - Class A Shares	8.68	0.44	(c)	2.28	2.72	(0.36)	—	—	(0.04)	(0.40)
2000 - Class B Shares	8.73	0.40	(c)	2.27	2.67	(0.31)	—	—	(0.04)	(0.35)
2000 - Class C Shares	8.66	0.39	(c)	2.27	2.66	(0.30)	—	—	(0.04)	(0.34)
2000 - Institutional Shares	8.69	0.48	(c)	2.30	2.78	(0.40)	—	—	(0.04)	(0.44)
2000 - Service Shares	8.69	0.44	(c)	2.30	2.74	(0.35)	—	—	(0.04)	(0.39)

1999 - Class A Shares	9.20	0.38	(c)	(0.48)	(0.10)	(0.38)	(0.02)	—	(0.02)	(0.42)
1999 - Class B Shares	9.27	0.28	(c)	(0.45)	(0.17)	(0.28)	(0.07)	—	(0.02)	(0.37)
1999 - Class C Shares	9.21	0.30	(c)	(0.48)	(0.18)	(0.30)	(0.05)	—	(0.02)	(0.37)
1999 - Institutional Shares	9.21	0.40	(c)	(0.47)	(0.07)	(0.40)	(0.03)	—	(0.02)	(0.45)
1999 - Service Shares	9.21	0.38	(c)	(0.49)	(0.11)	(0.38)	(0.01)	—	(0.02)	(0.41)
FOR THE PERIOD ENDED DECEMBER 31,

1998 - Class A Shares (commenced July 27)	10.00	0.15		(0.80)	(0.65)	(0.15)	—	—	—	(0.15)
1998 - Class B Shares (commenced July 27)	10.00	0.14	(c)	(0.83)	(0.69)	(0.04)	—	—	—	(0.04)
1998 - Class C Shares (commenced July 27)	10.00	0.22	(c)	(0.91)	(0.69)	(0.10)	—	—	—	(0.10)
1998 - Institutional Shares (commenced July 27)	10.00	0.31	(c)	(0.95)	(0.64)	(0.15)	—	—	—	(0.15)
1998 - Service Shares (commenced July 27)	10.00	0.25	(c)	(0.91)	(0.66)	(0.13)	—	—	—	(0.13)

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets	Ratio of		net investment		Ratio of		net investment
Net asset		at end of	net expenses		income to		expenses to		income		Portfolio
value, end	Total	period	to average		average		average		to average		turnover
of period	return(a)	(in 000s)	net assets		net assets		net assets		net assets		rate

$12.14	13.88%	$161,659	1.44	%(b)	3.58	%(b)	1.81	%(b)	3.21	%(b)	22%
12.19	13.48	14,913	2.19	(b)	3.04	(b)	2.31	(b)	2.92	(b)	22
12.12	13.42	8,646	2.19	(b)	2.92	(b)	2.31	(b)	2.80	(b)	22
12.16	14.07	94,506	1.04	(b)	4.01	(b)	1.16	(b)	3.89	(b)	22
12.20	13.86	2	1.54	(b)	3.57	(b)	1.66	(b)	3.45	(b)	22

10.85	6.75	144,286	1.44		3.36		1.83		2.97		50
10.90	5.98	7,559	2.19		2.71		2.33		2.57		50
10.84	6.13	5,594	2.19		2.74		2.33		2.60		50
10.87	7.16	74,923	1.04		3.75		1.18		3.61		50
10.90	6.83	2	1.54		3.32		1.68		3.18		50

11.00	31.86	122,964	1.44		4.43		1.99		3.88		49
11.05	31.04	5,355	2.19		3.93		2.49		3.63		49
10.98	31.14	2,991	2.19		3.90		2.49		3.60		49
11.03	32.45	74,125	1.04		4.89		1.34		4.59		49
11.04	31.99	2	1.34		4.46		1.84		4.16		49

8.68	(1.02)	93,443	1.44		4.14		1.96		3.62		37
8.73	(1.73)	457	2.19		3.21		2.46		2.94		37
8.66	(1.80)	697	2.19		3.38		2.46		3.11		37
8.69	(0.64)	42,790	1.04		4.43		1.31		4.16		37
8.69	(1.12)	1	1.54		4.17		1.81		3.90		37

9.20	(6.53)	19,961	1.47	(b)	23.52	(b)	3.52	(b)	21.47	(b)	6

9.27	(6.88)	2	2.19	(b)	3.60	(b)	4.02	(b)	1.77	(b)	6

9.21	(6.85)	1	2.19	(b)	5.49	(b)	4.02	(b)	3.66	(b)	6

9.21	(6.37)	47,516	1.04	(b)	8.05	(b)	2.87	(b)	6.22	(b)	6

9.21	(6.56)	1	1.54	(b)	6.29	(b)	3.37	(b)	4.46	(b)	6

 GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Notes to Financial Statements
June 30, 2002 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware business trust registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust includes the Goldman Sachs Real Estate Securities Fund (the “Fund”). The Fund is a diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service.
     The Fund invests primarily in securities of issuers that are engaged in or related to the real estate industry and has a policy of concentrating its investments in the real estate industry. Therefore, an investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation — Investments in securities traded on a U.S. or foreign securities exchange or the NASDAQ system are valued daily at their last sale price on the principal exchange on which they are traded. If no sale occurs, securities are valued at the last bid price. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available, are valued at fair value using methods approved by the Trust’s Board of Trustees.

B. Securities Transactions and Investment Income — Securities transactions are recorded as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned.

     Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.

C. Federal Taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required. Income distributions, if any, are declared and paid quarterly. Capital gains distributions, if any, are declared and paid annually.

     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as from net investment income or net realized gain on investment transactions, or from capital, depending on the type of book/tax differences that may exist.
     In addition, distributions paid by the Fund’s investments in real estate investment trusts (“REITs”) often include a “return of capital” which is recorded by the Fund as a reduction of the cost basis of the securities held. The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, an equity REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the distribution is deemed a return of capital, and is generally not taxable to shareholders.

D. Expenses — Expenses incurred by the Trust which do not specifically relate to an individual fund of the Trust are allocated to the funds on a straight-line or pro-rata basis depending upon the nature of the expense.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
     Class A, Class B and Class C shareholders of the Fund bear all expenses and fees relating to their respective Distribution and Service Plans. Each class of shares separately bears its respective class-specific Transfer Agency fees. Shareholders of Service Shares bear all expenses and fees paid to service organizations.

E. Segregation Transactions — The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, mortgage dollar rolls, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

F. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians.

3. AGREEMENTS

Pursuant to the Investment Management Agreement (“The Agreement”) Goldman Sachs Asset Management (“GSAM”), a unit of the Investment Management Division of Goldman Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund. Under the Agreement, GSAM, subject to the general supervision of the Trust’s Board of Trustees, manages the Fund’s portfolio. As compensation for the services rendered under the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, GSAM is entitled to a fee, calculated daily and payable monthly, at an annual rate equal to 1.00% of the average daily net assets of the Fund.
     Goldman Sachs has voluntarily agreed to reduce or limit certain “Other Expenses” for the Fund (excluding Management fees, Service Share fees, Distribution and Service fees, Transfer Agent fees, litigation and indemnification costs, taxes, interest, brokerage commissions and extraordinary expenses) until further notice to the extent such expenses exceed 0.00% of the average daily net assets of the Fund. For the six months ended June 30, 2002, the adviser reimbursed approximately $153,000. In addition, the Fund has entered into certain expense offset arrangements with the custodian resulting in a reduction in the Fund’s expenses. For the six months ended June 30, 2002, the custody fees were reduced by approximately $1,000 under such arrangements.
     Goldman Sachs serves as the Distributor of shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $141,000 for the six months ended June 30, 2002.
     The Trust, on behalf of the Fund, has adopted Distribution and Service plans. Under the Distribution and Service plans, Goldman Sachs and/or Authorized Dealers are entitled to a monthly fee for distribution and shareholder maintenance services equal, on an annual basis, to 0.50%, 1.00% and 1.00% of the average daily net assets attributable to Class A, Class B and Class C Shares, respectively. Goldman Sachs has voluntarily agreed to waive a portion of the Distribution and Service fees equal, on an annual basis, to 0.25% of the average daily net assets attributable to the Class A Shares. For the six months ended June 30, 2002, Goldman Sachs has waived approximately $194,000 of the Distribution and Service fees attributable to the Class A Shares. Goldman Sachs may discontinue or modify this waiver in the future at its discretion.
     The Trust, on behalf of the Fund, has adopted a Service Plan and Shareholder Administration Plan. These Plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan provide for compensation to the service organizations in an amount up to 0.25% and 0.25%, respectively (on an annualized basis), of the average daily net asset value of the Service Shares.

 GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Notes to Financial Statements (continued)
June 30, 2002 (Unaudited)

3. AGREEMENTS (continued)
     Goldman Sachs also serves as the Transfer Agent of the Fund for a fee calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B and Class C Shares and 0.04% of the average daily net assets for Institutional and Service Shares.
     At June 30, 2002, the Fund owed approximately $224,000, $51,000 and $31,000 for Management, Distribution and Service and Transfer Agent fees, respectively.

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds and sales or maturities of securities (excluding short-term investments) for the six months ended June 30, 2002, were $76,753,834 and $55,891,752, respectively.
     For the six months ended June 30, 2002, Goldman Sachs earned approximately $25,000 of brokerage commissions from portfolio transactions.

Option Accounting Principles — When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.

     Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a purchased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. At June 30, 2002, there were no open written options contracts.

5. SECURITIES LENDING

Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Fund may lend its securities through its securities lending agent, Boston Global Advisers (BGA) — a wholly owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs. The loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. As with other extensions of credit, the Fund bears the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.

Both the Fund and BGA receive compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the six months ended June 30, 2002 is reported parenthetically on the Statement of Operations. A portion of this amount $377 represents compensation earned by the Fund from lending its securities to Goldman Sachs. For the six months ended June 30, 2002, BGA earned approximately $684 in fees earned as securities lending agent. At June 30, 2002, the Fund loaned securities having a market value of $4,791,290 collateralized by cash in the amount of $5,007,600, which was invested in the Enhanced Portfolio of Boston Global Investment Trust, a Delaware Business Trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940 and is managed by GSAM. The Enhanced Portfolio invests in high quality money market instruments. The Fund bears the risk of incurring a loss from the investment of cash collateral due to either credit or market factors. At June 30, 2002, there were no outstanding securities on loan to Goldman Sachs.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

6. JOINT REPURCHASE AGREEMENT ACCOUNT

The Fund, together with other registered investment companies having management agreements with GSAM or its affiliates, transfers uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.
     At June 30, 2002, the Fund had an undivided interest in the repurchase agreement in the following joint account which equaled $7,700,000 in principal amount. At June 30, 2002, the following repurchase agreements held in this joint account were fully collateralized by Federal Agency obligations.

	Principal	Interest	Maturity	Amortized	Maturity
Repurchase Agreements	Amount	Rate	Date	Cost	Value

Banc of America Securities LLC	$800,000,000	1.98%	07/01/2002	$800,000,000	$800,132,000

Barclays Capital, Inc.	500,000,000	1.96	07/01/2002	500,000,000	500,081,667

Bear Stearns Companies, Inc.	500,000,000	1.97	07/01/2002	500,000,000	500,082,083

Credit Suisse First Boston Corp.	1,000,000,000	1.95	07/01/2002	1,000,000,000	1,000,162,500

Greenwich Capital Markets	500,000,000	1.98	07/01/2002	500,000,000	500,082,500

JPM Securities, Inc.	1,500,000,000	1.96	07/01/2002	1,500,000,000	1,500,245,000

Lehman Brothers	500,000,000	1.97	07/01/2002	500,000,000	500,082,083

Morgan Stanley	2,000,000,000	1.94	07/01/2002	2,000,000,000	2,000,323,333

Salomon Smith Barney Holdings, Inc.	1,600,000,000	1.97	07/01/2002	1,600,000,000	1,600,262,667

UBS Warburg LLC	1,973,100,000	1.97	07/01/2002	1,973,100,000	1,973,423,917

TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT II				$10,873,100,000	$10,874,877,750

7. LINE OF CREDIT FACILITY

The Fund participates in a $350,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 400% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. This facility also requires a fee to be paid by the Fund based on the amount of the commitment which has not been utilized. During the six months ended June 30, 2002, the Fund did not have any borrowings under this facility.

8. ADDITIONAL TAX INFORMATION

As of the most recent fiscal year end December 31, 2001, the Fund had timing differences (i.e., post-October losses) on a tax basis of $1,002,152.

At June 30, 2002, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

Tax Cost	$232,176,691

Gross unrealized gain	47,921,778
Gross unrealized loss	(235,324)

Net unrealized security gain	$47,686,454

The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales.

 GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Notes to Financial Statements (continued)
June 30, 2002 (Unaudited)

9. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended		For the Year Ended
	June 30, 2002 (Unaudited)		December 31, 2001

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,895,138	$33,297,485	5,341,003	$58,879,373
Reinvestment of dividends and distributions	198,879	2,377,315	862,408	9,231,567
Shares repurchased	(3,074,348)	(35,877,626)	(4,082,445)	(44,646,470)

	19,669	(202,826)	2,120,966	23,464,470

Class B Shares
Shares sold	578,978	6,823,056	460,130	5,135,118
Reinvestment of dividends and distributions	11,357	136,590	29,372	315,919
Shares repurchased	(60,175)	(695,965)	(280,757)	(3,089,387)

	530,160	6,263,681	208,745	2,361,650

Class C Shares
Shares sold	297,979	3,467,106	343,726	3,801,610
Reinvestment of dividends and distributions	7,900	94,482	25,290	270,345
Shares repurchased	(108,630)	(1,271,414)	(125,294)	(1,401,764)

	197,249	2,290,174	243,722	2,670,191

Institutional Shares
Shares sold	2,050,256	24,129,070	2,288,551	25,131,991
Reinvestment of dividends and distributions	109,036	1,305,835	394,441	4,233,375
Shares repurchased	(1,281,532)	(15,070,451)	(2,516,923)	(27,586,157)

	877,760	10,364,454	166,069	1,779,209

Service Shares
Shares sold	—	—	—	—
Reinvestment of dividends and distributions	3	37	14	145
Shares repurchased	—	—	—	—

	3	37	14	145

NET INCREASE	1,624,841	$18,715,520	2,739,516	$30,275,665

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, **the Investment Management Division** of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and more than $319 billion in assets under management as of June 30, 2002 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.

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Our goal is to deliver:

Strong, Consistent Investment Results

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GOLDMAN SACHS FUNDS

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Global Sector Funds

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International Equity Funds

- Asia Growth Fund
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Domestic Equity Funds

- Small Cap Value Fund
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Specialty Funds

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Asset Allocation Funds

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- High Yield Fund
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- Municipal Income Fund
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- Short Duration Tax-Free Fund
- Short Duration Government Fund
- Ultra-Short Duration Government Fund*
- Enhanced Income Fund

Money Market Funds[1]

[1] *An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.*

The Goldman Sachs Research Select Fund℠, Internet Tollkeeper Fund℠ and CORE℠ are service marks of Goldman, Sachs & Co.

**Effective July 1, 2002, the Adjustable Rate Government Fund was renamed the Ultra-Short Duration Government Fund.*

GOLDMAN SACHS ASSET MANAGEMENT 32 OLD SLIP, 17TH FLOOR, NEW YORK, NEW YORK 10005 TRUSTEES OFFICERS Ashok N. Bakhru, Chairman Gary D. Black, President David B. Ford James A. Fitzpatrick, Vice President Patrick T. Harker James A. McNamara, Vice President Mary Patterson McPherson John M. Perlowski, Treasurer Alan A. Shuch Howard B. Surloff, Secretary Wilma J. Smelcer Richard P. Strubel Kaysie P. Uniacke GOLDMAN, SACHS & CO. GOLDMAN SACHS ASSET MANAGEMENT Distributor and Transfer Agent Investment Adviser Visit our internet address: www.gs.com/funds This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money. Holdings listed are as of 6/30/02 and are not indicative of future holdings. The Fund may participate in the Initial Public Offer (IPO) market, and a portion of the Fund’s returns consequently may be attributable to its investments in IPOs, which may have a magnified impact due to the Fund’s small asset base. As the Fund’s assets grow, it is probable that the effect of the Fund’s investment in IPOs on its total return may not be as significant. An investment in the Real Estate Securities Fund is subject to certain risks associated with the direct ownership of real estate and with concentrating its investments in the real estate industry in general and may be suitable only for those investors who are financially able to assume greater risk and share price volatility than presented by funds that do not concentrate in the real estate industry. Goldman, Sachs & Co. is the distributor of the Fund. Copyright 2002 Goldman, Sachs & Co. All rights reserved. Date of first use: August 29, 2002 02-1569 / REITSAR / 7.2K / 8-02